GAUCHO GROUP HOLDINGS, INC.



September 25, 2025

Dear Stockholders,

This week marks a power week for Argentina. What is becoming clear is that something has fundamentally changed in how the world, and especially the United States, views Argentina. **The U.S. is now looking at the country from a different perspective: one of strategic importance**. With political alignment at the highest levels, the benefits are already visible in the form of increasing international capital flows. We saw a parallel in 2008, when U.S. leaders declared that America's largest banks were *"too big to fail,"* and intervened decisively to protect that system. Today, **Argentina is increasingly viewed the same way — too vital in strategic military defense, energy, agriculture, resources, and regional stability for U.S. interests to allow it to fail.**

Before the UN General Assembly even began this week, U.S. Treasury Secretary Scott Bessent noted publicly that Argentina is a *"systematically important U.S. ally in Latin America,"* emphasizing that

the Treasury Department is analyzing alternatives to support the Argentine government and that *"all options for stabilization are on the table."* He underscored that President Milei's fiscal discipline and pro-growth reforms are critical to breaking Argentina's long history of economic decline.

Bessent also **confirmed that the United States is in negotiations for a $20 billion swap line with Argentina's central bank** and stands ready to purchase Argentina's U.S. dollar-denominated bonds as conditions warrant. In addition, he indicated **the U.S. will provide significant standby credit through the Exchange Stabilization Fund**.

The World Bank has likewise confirmed plans to deploy up to **$4 billion in support of Argentina's reform agenda**. Markets have responded positively, with Argentine assets climbing. The Inter-American Development Bank Group (IDB Group) is also set to significantly expand its operations in Argentina over the next 15 months, beginning with five new public sector programs totaling $2.9 billion, alongside an additional $1 billion from IDB Invest targeting strategic sectors such as energy, critical minerals, connectivity, healthcare, and SME financing. Within the framework of the IMF program, the IDB Group has **outlined up to $10 billion in financing** for the next three years.

Taken together, these announcements — **nearly $34 billion in commitments revealed in a single day** — underscore the decisive level of international support behind Argentina's reform agenda. For Gaucho Holdings, this translates into appreciation of our assets and investments, enhanced stability and certainty, increased safety for long-term operations, and strengthened strategic relationships that support our growth alongside Argentina's transformation.


CHILE
SOUTH ATLANTIC OCEAN
Queen Adelaide Archipelago
Desolación Island
Riesco Island
Punta Arenas
Porvenir
Brunswick Peninsula
Isla Grande de Tierra del Fuego
Río Grande
ARGENTINA
Tierra del Fuego
Ushuaia
Hoste Is.
Navarino Is.
Isla de los Estados
SOUTH PACIFIC OCEAN
Hermite Islands
Cape Horn
Drake Passage

Argentina's importance today extends well beyond economics. In the emerging dynamics of what some might describe as the new Cold War, Argentina has become a critical ally of the United States. The maritime gateway between the Atlantic and Pacific Oceans is of immense strategic value. **For the U.S., this isn't only about trade; it's about military superiority and global security.** U.S. Navy Admiral Alvin Holsey has visited the region twice in recognition of its military significance. At night, the horizon reveals fleets of Chinese fishing vessels operating illegally, with growing concern that some may serve as spy ships. A year ago, we noted this risk when the U.S. moved to sell F-16 fighter jets to Argentina to help secure the area. **The Cape Horn passage is vital for fuel, agriculture, military and naval ships, and oil tankers.** While not the primary route, it stands as an insurance policy alongside the Panama Canal — particularly for the largest naval vessels that cannot fit through the canal and would otherwise risk becoming sitting targets. In this context, **Argentina's alignment with the U.S. ensures American naval access at the southern tip of the hemisphere, strengthening deterrence and securing freedom of navigation**. This is about peace through strength: U.S. unconditional support for Argentina reflects not just financial solidarity, but the military and geopolitical imperative of keeping the South Atlantic firmly anchored to the West. Such military and geopolitical backing adds another layer of assurance for investors: Argentina's security and stability are now treated as matters of strategic necessity.

Political Alignment

At the UN in New York this week, the U.S. administration reaffirmed America's full support for Argentina, calling Milei a *"fantastic and powerful leader."* Treasury Secretary Bessent is currently working closely with Argentina to ensure access to favorable financing, publicly endorsing Milei for reelection to secure continuity of reforms.


SEPTEMBER 23, 2025
YouTube
PRESIDENT TRUMP MEETS WITH PRESIDENT OF ARGENTINA
JAVIER MILEI AT THE UNITED NATIONS GENERAL ASSEMBLY
Forbes
BREAKING NEWS
1:12 / 2:59

PRESIDENT TRUMP MEETS WITH PRESIDENT OF ARGENTINA JAVIER MILEI AT UNGA

President Trump went even further in a video statement, stating, *"We are giving the president of Argentina our full backing and endorsement,"* to ensure another term to complete his economic program. This endorsement underscores Argentina's central role as a U.S. partner at a pivotal geopolitical juncture.

Business Impact

For business, the dividends of this alliance are clear: safety, credibility, and capital follow security. As Argentina deepens its partnership with the U.S., companies operating within Argentina are positioned to benefit. Gaucho Holdings' assets — spanning real estate, hospitality, wine, and luxury goods — are directly aligned with Argentina's renewed visibility, stability, and credibility on the global stage.



ALGODON FINE WINES DINNER AT THE EMBASSY OF ARGENTINA, WITH AMBASSADOR MARIANA PLAZA AND ALGODON'S MASTER OF WINE, ANTHONY FOSTER.

Against this backdrop, Gaucho Holdings was honored to be hosted by the Embassy of Argentina at the private residence of the Argentine Ambassador to the United Kingdom for an Algodon Fine Wines tasting. Guided by insights from Master of Wine Anthony Foster, the event celebrated the heritage of our vineyards at Algodon Wine Estates in San Rafael, Mendoza, and underscored the recognition of Argentina's fine wines on the international stage. For Gaucho Holdings, moments like these highlight the strength of our connection to Argentina — not only through our vineyards and hospitality assets, but also through our alignment with the country's growing visibility and credibility abroad,

Looking Ahead

As Argentina continues to build momentum on the world stage, it is increasingly clear that the country is viewed as **too vital — too strategically important — for U.S. and global interests to allow it to fail**. This decisive international support underscores the scale of opportunity now emerging in Argentina.

In this environment, Gaucho Holdings remains uniquely positioned to grow alongside Argentina's realignment on the world stage. We thank you, our stockholders, for your continued partnership as we move forward in step with the nation's transformation. This is a pivotal moment for Argentina, and we could not be more excited about what the future holds.

Sincerely,

Scott L. Mathis Founder,
Chief Executive Officer and Chairman of the Board of Directors
smathis@gauchoholdings.com
www.GauchoHoldings.com

Cautionary Note Regarding Forward-Looking Statements

The information discussed in this statement includes "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of

the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein concerning, among other things, changes to exchange rates and their impact on the Company, planned capital expenditures, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties and are not (and should not be considered to be) guarantees of future performance. Refer to our risk factors set forth in our reports filed on Edgar. The Company disclaims any obligation to update any forward-looking statement made here.

GAUCHO GROUP HOLDINGS, INC.

1111 Lincoln Road, Ste. 500 Miami Beach, FL 33139